SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2008
RC2 CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307

(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320 Oak Brook, Illinois	60523

(Address of Principal Executive Offices)	(Zip Code)
630-573-7200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition
     On February 14, 2008, RC2 Corporation issued a press release (the “Press Release”) announcing results for the quarter and year ended December 31, 2007. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.
     The Press Release contains non-GAAP financial measures. For additional information, see “Use of Non-GAAP Financial Information” and “EBITDA” in the Press Release.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
The following exhibit is furnished herewith:
Exhibit 99.1 — Press Release of RC2 Corporation, issued February 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION

Date: February 14, 2008	BY	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer